UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 25, 2016

SPARTAN MOTORS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	0-13611 (Commission File No.)	38-2078923 (IRS Employer Identification No.)

1541 Reynolds Road, Charlotte, Michigan (Address of Principal Executive Offices)	48813 (Zip Code)

517-543-6400

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)     Compensatory Arrangements of Certain Officers

On May 25, 2016, Spartan Motors, Inc. (the “Company”) held its 2016 Annual Meeting of Shareholders, at which the shareholders approved the Spartan Motors, Inc. Stock Incentive Plan of 2016 (the “2016 Plan”) and the Spartan Motors Leadership Team Compensation Plan (the “LTC Plan”).

The full text of the 2016 Plan is attached as Appendix A to the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 8, 2016, and is incorporated herein by reference. The full text of the LTC Plan was filed as Exhibit 10.1 to the Company’s quarterly report on Form 10-Q for the period ended June 30, 2015, filed with the SEC on August 5, 2015, and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARTAN MOTORS, INC.

Dated: June l, 2016	/s/ Frederick J. Sohm
By: Frederick J. Sohm Its: Chief Financial Officer

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